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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 8, 1998


                              GREATER BAY BANCORP
             (Exact name of registrant as specified in its charter)



         CALIFORNIA                                            77-0387041
(State or other jurisdiction of                            (I.R.S. employer
 incorporation or organization)                         identification number)


                        COMMISSION FILE NUMBER:  0-25034


                            2860 WEST BAYSHORE ROAD
                          PALO ALTO, CALIFORNIA 94303
             (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (650) 813-8200


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On May 8, 1998, the Registrant consummated the acquisition of Golden Gate Bank, a California state chartered bank ("Golden") and a wholly owned subsidiary of Pacific Rim Bancorporation, a California corporation ("PRB"), through the merger (the "Merger") of PRB with and into the Registrant, with the Registrant surviving the Merger and thereafter holding Golden as a banking subsidiary.

      Pursuant to an Agreement and Plan of Reorganization, dated February 24, 1998, by and among the Registrant, PRB and the Leo K.W. Lum PRB Revocable Trust (the "Reorganization Agreement"), each share of PRB stock issued and outstanding immediately prior to the Effective time of the Merger was converted into 9.50748 shares of the Registrant's restricted Common Stock (an aggregate of 950,748 shares). The Merger was accounted for as a pooling of interests.

     For a more detailed discussion of the terms and conditions of the Reorganization Agreement and the Merger, reference is made to the Registrant's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 31, 1998, incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements.
--------------------

Not Required.

Exhibits.
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2.0  Agreement and Plan of Reorganization, dated February 24, 1998, by and among
     Greater Bay Bancorp, Pacific Rim Bancorporation and the Leo K.W. Lum PRB Revocable Trust, incorporated herein by reference from Exhibit 2 to Registrant's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 31, 1998.

4.0 Registration Rights Agreement, dated May 8, 1998, by and between the Registrant and the Leo K.W. Lum PRB Revocable Trust.

23.1 Consent of Coopers & Lybrand L.L.P.

99.0 Press Release dated May 11, 1998.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREATER BAY BANCORP
                                    (Registrant)



Date:  May 20, 1998                 By  /s/ Steven C. Smith
                                      ----------------------
                                        Steven C. Smith
                                        Executive Vice President, Chief
                                        Operating Officer and Chief
                                        Financial Officer


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                                EXHIBIT INDEX
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2.0  Agreement and Plan of Reorganization, dated February 24, 1998, by and among
     Greater Bay Bancorp, Pacific Rim Bancorporation and the Leo K.W. Lum PRB Revocable Trust, incorporated herein by reference from Exhibit 2 to Registrant's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 31, 1998.

4.0 Registration Rights Agreement, dated May 8, 1998, by and between the Registrant and the Leo K.W. Lum PRB Revocable Trust.

23.1 Consent of Coopers & Lybrand L.L.P.

99.0 Press Release dated May 11, 1998.

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